UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

KiOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35213	51-0652233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13001 Bay Park Road, Pasadena, Texas 77507

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 694-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

KiOR, Inc. (the “Company”), announced today the article that appeared in the Natchez Democrat on May 15, 2012 about the Company incorrectly stated that production would commence at KiOR’s Columbus, Mississippi facility in July 2012.

The Company provided guidance during its May 14, 2012 investor conference call in which the Company alluded to a 12 to 16 week commissioning period for the Columbus facility, followed by a start-up period the length of which could not be predicted. The Company continues to believe that this guidance that it gave on the May 14 call is correct.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains “forward looking” statements regarding future results and events, including, without limitation, statements about: the timing and success of our commissioning phase; the timing of our commencement of production of cellulosic gasoline and diesel, the construction of and commercialization at our biomass-to-fuel facility in Columbus, Mississippi, and our anticipated future operations. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” intends,” “appears,” “estimates,” “projects,” “would,” “could,” “should,” “targets,” and similar expressions are also intended to identify forward looking statements. The forward looking statements in this Report involve a number of important risks and uncertainties. The Company’s actual future results may differ significantly from the results discussed in the forward looking statements contained in this Report. Such factors and others are discussed more fully in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the United States Securities and Exchange Commission, and in the Company’s other filings with the Securities and Exchange Commission. The “Risk Factors” discussion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 is incorporated by reference in this Report. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results, levels of activity, performance or achievement may vary significantly from what we have projected. The Company specifically disclaims any obligation to update these forward looking statements in the future. These forward-looking statements should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiOR, INC.

Date: May 16, 2012	By:	/s/ Christopher A. Artzer

Christopher A. Artzer
Vice President, General Counsel and Secretary